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EXHIBIT (j)(1)

                           CONSENT OF ROPES & GRAY LLP

                                       C-6

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                               CONSENT OF COUNSEL

      We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 38 to the Registration Statement of the BB&T Funds on Form N-1A under the Securities Act of 1933, as amended.

                                                    /s/ ROPES & GRAY LLP


Washington, D.C.
December 2, 2004


                                       C-7